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                                                                    EXHIBIT 23.4


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-50385 of Bristol Retail Solutions, Inc. on
Form S-3 of our report dated June 5, 1997 (relating to the financial statements of Smyth Systems, Inc. not presented separately herein), appearing in the current report on Form 8-K/A of Bristol Retail Solutions, Inc. filed on July 29, 1997.




/s/ DELOITTE & TOUCHE LLP


Akron, Ohio
June 10, 1998